STATE STREET INSTITUTIONAL INVESTMENT TRUST

State Street Disciplined US Equity Fund Class A (SSJAX) Class I (SSJIX) Class K (SSJKX)	State Street Disciplined International Equity Fund Class A (SSZAX) Class I (SSZIX) Class K (SSZKX)	State Street US Value Spotlight Fund Class A (——) Class I (——) Class K (SIEKX)
State Street European Value Spotlight Fund Class A (——) Class I (——) Class K (SIBKX)		State Street Asia Pacific Value Spotlight Fund Class A (——) Class I (——) Class K (SIDKX)
(each a “Fund”, and collectively, the “Funds”)

Supplement dated November 30, 2018

to the Summary Prospectuses, Statutory Prospectuses and

Statement of Additional Information,

each dated April 30, 2018, as may be supplemented from time to time

The Summary Prospectuses, Statutory Prospectuses and Statement of Additional Information for the Funds, each a series of the State Street Institutional Investment Trust, are hereby supplemented. The following information supersedes any information to the contrary regarding the Funds contained in each Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information (each, a “Disclosure Document”):

It is anticipated that each Fund will cease investment operations prior to December 31, 2018. Accordingly, effective immediately, each Fund will no longer accept orders to purchase fund shares. Additionally, effective immediately, each Fund is no longer offered for sale through its applicable Disclosure Document.

This Supplement should be retained with your

Summary Prospectus, Statutory Prospectus and

Statement of Additional Information for future reference.

11292018SUP